                                                                  EXHIBIT 10.14


                                  AMENDMENT TO

                             BRIDGE LOAN AGREEMENT

         THIS AMENDMENT TO BRIDGE LOAN AGREEMENT (the "Amendment") is made and entered into this 17th day of November 2004 (the "Effective Date"), by and between ENER1 GROUP, INC., a Florida corporation ("Ener1") and SPLINEX TECHNOLOGY INC., a Delaware corporation, with principal place of business at 550 West Cypress Creek Rd., Suite 410, Ft. Lauderdale, Florida 33309, ("Splinex").

         WHEREAS, the parties hereto have entered into that certain Bridge Loan Agreement dated November 2, 2004 (the "Bridge Loan Agreement"), pursuant to which Ener1 loaned to Splinex $100,000.00; and

         WHEREAS, Splinex wishes to borrow additional funds pursuant to the terms in the Bridge Loan Agreement from time to time as agreed in each instance by the parties; and

         WHEREAS, the parties wish to amend the Bridge Loan Agreement as provided herein.

         NOW, THEREFORE, in consideration of the following premises and for other good and valuable considerations, the parties hereby agree as follows:

         1. MASTER BRIDGE LOAN AGREEMENT. The Bridge Loan Agreement shall operate as and be referred to as a Master Bridge Loan Agreement to facilitate the lending of additional funds, as requested by Splinex, and as agreed to by Ener1 (each a "Funding Request"). Prior to funding any additional Funding Request, Splinex will deliver to Ener1 a Note in the form attached to the Bridge Loan Agreement in the amount of the funds to be advanced (each such Note, a "New Note" and the amount of such New Note, the "New Note Amount"). The Bridge Loan Agreement shall contain as Schedule I thereto a Schedule of all Notes issued pursuant to the Master Bridge Loan Agreement and shall be revised at the time of any additional Funding Request as provided in Schedule I hereto, which shall be signed by a duly authorized officer of each party.

         2. FUNDING OF NEW BRIDGE LOAN. No later than five business days after the delivery of a New Note, Ener1 shall effect wire transfers of immediately available funds of the New Note Amount. The date upon which Splinex's bank has confirmed receipt of such funds in Splinex's account shall be the "Funding Date" for each New Note Amount.

         3. INTEREST. The Bridge Loan Amount shall accrue interest at the rate of 5% per annum measured from the Funding Date for each amount delivered in the aggregate Bridge Loan Amount.

         4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Florida.

         5. BRIDGE LOAN AGREEMENT. All terms of the Bridge Loan Agreement not contrary to the terms herein, shall remain in full force and effect and all subsequent fundings shall be pursuant to the terms of the Bridge Loan Agreement as amended hereby.

         6. COUNTERPARTS. This Amendment may be executed in two counterparts, each of which shall be deemed an original and all of which together shall constitute the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


ENER1 GROUP, INC.,                              SPLINEX TECHNOLOGY INC.


/s/ Mike Zoi                                    /s/ Gerard Herlihy
---------------------------                     -------------------------------
Name: Mike Zoi                                  Name: Gerard Herlihy
Title: President                                Title: Chief Financial Officer

                                   SCHEDULE I

                               SCHEDULE OF NOTES


DATE OF ISSUANCE                               AMOUNT OF NOTE

November 2, 2004                                $100,000.00
November 17, 2004                               $ 30,000.00
      TOTAL:                                    $130,000.00


DATED: NOVEMBER 17, 2004

ENER1 GROUP, INC.,                              SPLINEX TECHNOLOGY INC.


/s/ Mike Zoi                                    /s/ Gerard Herlihy
---------------------------                     -------------------------------
Name: Mike Zoi                                  Name: Gerard Herlihy
Title: President                                Title: Chief Financial Officer


                                       2